                            MEMORANDUM OF AGREEMENT

        This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement dated July 1, 2005 between AIM Combination Stock & Bond Funds, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust. AIM shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

        For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree as follows:

        The Trusts and AIM agree until the date set forth on the attached Exhibits (the "Expiration Date") that AIM will waive its fees or reimburse expenses to the extent that expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from each Fund's day-to-day operations), or items designated as such by the Funds' Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Funds' Board of Trustees; and
(vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) of a class of a Fund exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. The Board of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

        Each of the Trusts and AIM agree to review the then-current waivers or expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers or limitations should be amended, continued or terminated. The waivers or expense limitations will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

        It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

        IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM STOCK FUNDS
                                        AIM VARIABLE INSURANCE FUNDS
                                        SHORT-TERM INVESTMENTS TRUST
                                        TAX-FREE INVESTMENTS TRUST
                                        on behalf of the Funds listed in
                                        Exhibit "A" to this Memorandum of
                                        Agreement

                                        By:
                                           -------------------------------------

                                        Title: President

                                        A I M Advisors, Inc.

                                        By:
                                           -------------------------------------

                                        Title: President
                                                         as of November 1, 2005
                                   EXHIBIT "A"

FUNDS WITH FISCAL YEAR END OF MARCH 31

                                AIM Sector Funds

Fund                                Expense Limitation   Effective Date     Expiration Date
----                                ------------------ ------------------- -----------------
AIM Energy Fund/1/
        Class A Shares                    1.90%            July 1, 2005    March 31, 2006
        Class B Shares                    2.65%            April 1, 2005   March 31, 2006
        Class C Shares                    2.65%            April 1, 2005   March 31, 2006
        [Class K Shares*                  2.10%            April 1, 2005   March 31, 2006]
        Investor Class Shares             1.90%            April 1, 2005   March 31, 2006

AIM Financial Services Fund/1/
        Class A Shares                    1.90%            July 1, 2005    March 31, 2006
        Class B Shares                    2.65%            April 1, 2005   March 31, 2006
        Class C Shares                    2.65%            April 1, 2005   March 31, 2006
        [Class K Shares*                  2.10%            April 1, 2005   March 31, 2006]
        Investor Class Shares             1.90%            April 1, 2005   March 31, 2006

AIM Gold & Precious Metals Fund/1/
        Class A Shares                    1.90%            July 1, 2005    March 31, 2006
        Class B Shares                    2.65%            April 1, 2005   March 31, 2006
        Class C Shares                    2.65%            April 1, 2005   March 31, 2006
        Investor Class Shares             1.90%            April 1, 2005   March 31, 2006

AIM Leisure Fund/1/
        Class A Shares                    1.90%            July 1, 2005    March 31, 2006
        Class B Shares                    2.65%            April 1, 2005   March 31, 2006
        Class C Shares                    2.65%            April 1, 2005   March 31, 2006
        [Class K Shares*                  2.10%            April 1, 2005   March 31, 2006]
        Class R Shares                    2.15%          October 25, 2005  March 31, 2006
        Investor Class Shares             1.90%            April 1, 2005   March 31, 2006

AIM Technology Fund/1/
        Class A Shares                    1.55%            July 1, 2005     June 30, 2006
        Class B Shares                    2.30%            July 1, 2005     June 30, 2006
        Class C Shares                    2.30%            July 1, 2005     June 30, 2006
        [Class K Shares*                  1.75%            July 1, 2005     June 30, 2006]
        Investor Class Shares             1.55%            July 1, 2005     June 30, 2006
        Institutional Class Shares        1.30%            July 1, 2005     June 30, 2006

AIM Utilities Fund/1/
        Class A Shares                    1.90%            April 1, 2005   March 31, 2006
        Class B Shares                    2.65%            April 1, 2005   March 31, 2006
        Class C Shares                    2.65%            April 1, 2005   March 31, 2006
        Investor Class Shares             1.90%            April 1, 2005   March 31, 2006
        Institutional Class Shares        1.65%          October 25, 2005  March 31, 2006

* The Board approved the conversion of Class K shares to Class A shares at the August 4, 2005 meeting. The conversion is scheduled to occur on October 21, 2005.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

FUNDS WITH FISCAL YEAR END OF JULY 31

                         AIM Investment Securities Funds

Fund                                Expense Limitation   Effective Date     Expiration Date
----                                ------------------ ------------------- -----------------
AIM Global Real Estate Fund/1/
        Class A Shares                    1.40%            July 1, 2005     July 31, 2006
        Class B Shares                    2.15%           April 29, 2005    July 31, 2006
        Class C Shares                    2.15%           April 29, 2005    July 31, 2006
        Class R Shares                    1.65%           April 29, 2005    July 31, 2006
        Institutional Class Shares        1.15%           April 29, 2005    July 31, 2006

AIM Short Term Bond Fund/1/
        Class A Shares                    0.85%            July 1, 2005     July 31, 2006
        Class C Shares                    1.20%/2/        August 1, 2005    July 31, 2006
        Class R Shares                    1.10%           August 1, 2005    July 31, 2006
        Institutional Class Shares        0.60%           August 1, 2005    July 31, 2006

AIM Total Return Bond Fund/1/
        Class A Shares                    1.15%            July 1, 2005     July 31, 2006
        Class B Shares                    1.90%           August 1, 2005    July 31, 2006
        Class C Shares                    1.90%           August 1, 2005    July 31, 2006
        Class R Shares                    1.40%           August 1, 2005    July 31, 2006
        Institutional Class Shares        0.90%           August 1, 2005    July 31, 2006

                                 AIM Stock Funds

Fund                                Expense Limitation   Effective Date     Expiration Date
----                                ------------------ ------------------- -----------------
AIM Dynamics Fund/1/
        Class A Shares                    1.90%            July 1, 2005     July 31, 2006
        Class B Shares                    2.65%           August 1, 2005    July 31, 2006
        Class C Shares                    2.65%           August 1, 2005    July 31, 2006
        [Class K Shares*                  2.10%           August 1, 2005    July 31, 2006]
        Class R Shares                    2.15%          October 25, 2005   July 31, 2006
        Investor Class Shares             1.90%           August 1, 2005    July 31, 2006
        Institutional Class Shares        1.65%           August 1, 2005    July 31, 2006

AIM Small Company Growth Fund/1/
        Class A Shares                    1.90%            July 1, 2005     July 31, 2006
        Class B Shares                    2.65%           August 1, 2005    July 31, 2006
        Class C Shares                    2.65%           August 1, 2005    July 31, 2006
        [Class K Shares*                  2.10%           August 1, 2005    July 31, 2006]
        Class R Shares                    2.15%          October 25, 2005   July 31, 2006
        Investor Class Shares             1.90%           August 1, 2005    July 31, 2006
        Institutional Class Shares        1.65%            July 13, 2005    July 31, 2006

AIM S&P 500 Index Fund/1/
        Investor Class Shares             0.60%            July 1, 2005     July 31, 2006
        Institutional Class Shares        0.35%            July 1, 2005     July 31, 2006

* The Board approved the conversion of Class K shares to Class A shares at the August 4, 2005 meeting. The conversion is scheduled to occur on October 21, 2005.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by A I M Distributors, Inc.

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                           AIM Counselor Series Trust

Fund                                Expense Limitation   Effective Date     Expiration Date
----                                ------------------ ------------------- -----------------
AIM Multi-Sector Fund/1/
        Class A Shares                    1.90%            July 1, 2005    August 31, 2006
        Class B Shares                    2.65%         September 1, 2005  August 31, 2006
        Class C Shares                    2.65%         September 1, 2005  August 31, 2006
        Institutional Class Shares        1.65%         September 1, 2005  August 31, 2006

FUNDS WITH FISCAL YEAR END OF OCTOBER 31

                                AIM Equity Funds

Fund                                Expense Limitation   Effective Date     Expiration Date
----                                ------------------ ------------------- -----------------
AIM Diversified Dividend Fund/1/
        Class A Shares                    1.40%          November 1, 2005  October 31, 2006
        Class B Shares                    2.15%          November 1, 2005  October 31, 2006
        Class C Shares                    2.15%          November 1, 2005  October 31, 2006
        Investor Class Shares             1.40%          November 1, 2005  October 31, 2006
        Institutional Class Shares        1.15%          November 1, 2005  October 31, 2006

AIM Large Cap Basic Value Fund/1/
        Class A Shares                    1.22%            July 1, 2005    October 31, 2006
        Class B Shares                    1.97%            July 1, 2005    October 31, 2006
        Class C Shares                    1.97%            July 1, 2005    October 31, 2006
        Class R Shares                    1.47%            July 1, 2005    October 31, 2006
        Investor Class Shares             1.22%            July 1, 2005    October 31, 2006
        Institutional Class Shares        0.97%            July 1, 2005    October 31, 2006

AIM Large Cap Growth Fund/1/
        Class A Shares                    1.32%            July 1, 2005    October 31, 2006
        Class B Shares                    2.07%            July 1, 2005    October 31, 2006
        Class C Shares                    2.07%            July 1, 2005    October 31, 2006
        Class R Shares                    1.57%            July 1, 2005    October 31, 2006
        Investor Class Shares             1.32%            July 1, 2005    October 31, 2006
        Institutional Class Shares        1.07%            July 1, 2005    October 31, 2006

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

                         AIM International Mutual Funds

Fund                                Expense Limitation   Effective Date     Expiration Date
----                                ------------------ ------------------- -----------------
AIM International Core Equity Fund/1/
        Class A Shares                    2.00%          November 1, 2005  October 31, 2006
        Class B Shares                    2.75%          November 1, 2005  October 31, 2006
        Class C Shares                    2.75%          November 1, 2005  October 31, 2006
        Class R Shares                    2.25%          November 1, 2005  October 31, 2006
        Investor Class Shares             2.00%          November 1, 2005  October 31, 2006
        Institutional Class Shares        1.75%          November 1, 2005  October 31, 2006

                              AIM Investment Funds

Fund                                Expense Limitation   Effective Date     Expiration Date
----                                ------------------ ------------------- -----------------
AIM Developing Markets Fund/1/
        Class A Shares                    1.75%         November 1, 2005   October 31, 2006
        Class B Shares                    2.50%         November 1, 2005   October 31, 2006
        Class C Shares                    2.50%         November 1, 2005   October 31, 2006
        Institutional Class Shares        1.50%         November 1, 2005   October 31, 2006

AIM Trimark Endeavor Fund/1/
        Class A Shares                    1.90%         November 1, 2005   October 31, 2006
        Class B Shares                    2.65%         November 1, 2005   October 31, 2006
        Class C Shares                    2.65%         November 1, 2005   October 31, 2006
        Class R Shares                    2.15%         November 1, 2005   October 31, 2006
        Institutional Class Shares        1.65%         November 1, 2005   October 31, 2006

AIM Trimark Fund/1/
        Class A Shares                    2.15%         November 1, 2005   October 31, 2006
        Class B Shares                    2.90%         November 1, 2005   October 31, 2006
        Class C Shares                    2.90%         November 1, 2005   October 31, 2006
        Class R Shares                    2.40%         November 1, 2005   October 31, 2006
        Institutional Class Shares        1.90%         November 1, 2005   October 31, 2006

AIM Trimark Small Companies Fund/1/
        Class A Shares                    1.50%        September 30, 2005  October 31, 2006
        Class B Shares                    2.25%        September 30, 2005  October 31, 2006
        Class C Shares                    2.25%        September 30, 2005  October 31, 2006
        Class R Shares                    1.75%        September 30, 2005  October 31, 2006
        Institutional Class Shares        1.25%        September 30, 2005  October 31, 2006

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

FUNDS WITH FISCAL YEAR END OF DECEMBER 31

                                 AIM Funds Group

Fund                                Expense Limitation   Effective Date     Expiration Date
----                                ------------------ ------------------- -----------------
AIM European Small Company Fund/1/
        Class A Shares                    1.90%            July 1, 2005    December 31, 2005
        Class B Shares                    2.65%          January 1, 2005   December 31, 2005
        Class C Shares                    2.65%          January 1, 2005   December 31, 2005

AIM Global Value Fund/1/
        Class A Shares                    1.90%            July 1, 2005    December 31, 2005
        Class B Shares                    2.65%          January 1, 2005   December 31, 2005
        Class C Shares                    2.65%          January 1, 2005   December 31, 2005
        Institutional Class Shares        1.65%          October 25, 2005  December 31, 2005

AIM International Small Company Fund/1/
        Class A Shares                    1.90%            July 1, 2005    December 31, 2005
        Class B Shares                    2.65%          January 1, 2005   December 31, 2005
        Class C Shares                    2.65%          January 1, 2005   December 31, 2005
        Institutional Class Shares        1.65%          October 25, 2005  December 31, 2005

                                AIM Growth Series

Fund                                Expense Limitation   Effective Date     Expiration Date
----                                ------------------ ------------------- -----------------
AIM Global Equity Fund/1/
        Class A Shares                    1.75%            July 1, 2005    December 31, 2005
        Class B Shares                    2.50%          January 1, 2005   December 31, 2005
        Class C Shares                    2.50%          January 1, 2005   December 31, 2005
        Class R Shares                    2.00%          October 28, 2005  December 31, 2005
        Institutional Class Shares        1.50%          January 1, 2005   December 31, 2005

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

                                   EXHIBIT "B"

                                AIM GROWTH SERIES

Fund                                              Expense Limitation            Effective Date       Expiration Date
----                                      --------------------------------     ----------------     -----------------
AIM Conservative Allocation Fund
        Class A Shares                    Limit Other Expenses to 0.20% of      April 29, 2004      December 31, 2005
                                          average daily net assets
        Class B Shares                    Limit Other Expenses to 0.20% of      April 29, 2004      December 31, 2005
                                          average daily net assets
        Class C Shares                    Limit Other Expenses to 0.20% of      April 29, 2004      December 31, 2005
                                          average daily net assets
        Class R Shares                    Limit Other Expenses to 0.20% of      April 29, 2004      December 31, 2005
                                          average daily net assets
        Institutional Class Shares        Limit Other Expenses to 0.20% of      April 29, 2004      December 31, 2005
                                          average daily net assets

AIM Growth Allocation Fund
        Class A Shares                    Limit Other Expenses to 0.17% of      April 29, 2004      December 31, 2005
                                          average daily net assets
        Class B Shares                    Limit Other Expenses to 0.17% of      April 29, 2004      December 31, 2005
                                          average daily net assets
        Class C Shares                    Limit Other Expenses to 0.17% of      April 29, 2004      December 31, 2005
                                          average daily net assets
        Class R Shares                    Limit Other Expenses to 0.17% of      April 29, 2004      December 31, 2005
                                          average daily net assets
        Institutional Class Shares        Limit Other Expenses to 0.17% of      April 29, 2004      December 31, 2005
                                          average daily net assets

AIM Income Allocation Fund
        Class A                           Limit Other Expenses to 0.04% of     October 31, 2005     December 31, 2006
                                          average daily net assets
        Class B                           Limit Other Expenses to 0.04% of     October 31, 2005     December 31, 2006
                                          average daily net assets
        Class C                           Limit Other Expenses to 0.04% of     October 31, 2005     December 31, 2006
                                          average daily net assets
        Class R                           Limit Other Expenses to 0.04% of     October 31, 2005     December 31, 2006
                                          average daily net assets
        Institutional Class               Limit Other Expenses to 0.04% of     October 31, 2005     December 31, 2006
                                          average daily net assets

AIM International Allocation Fund
        Class A                           Limit Other Expenses to 0.18% of     October 31, 2005     December 31, 2006
                                          average daily net assets
        Class B                           Limit Other Expenses to 0.18% of     October 31, 2005     December 31, 2006
                                          average daily net assets
        Class C                           Limit Other Expenses to 0.18% of     October 31, 2005     December 31, 2006
                                          average daily net assets
        Class R                           Limit Other Expenses to 0.18% of     October 31, 2005     December 31, 2006
                                          average daily net assets
        Institutional Class               Limit Other Expenses to 0.18% of     October 31, 2005     December 31, 2006
                                          average daily net assets

Fund                                              Expense Limitation            Effective Date       Expiration Date
----                                      --------------------------------      --------------      -----------------
AIM Moderate Allocation Fund
        Class A Shares                    Limit Other Expenses to 0.05% of      April 29, 2004      December 31, 2005
                                          average daily net assets
        Class B Shares                    Limit Other Expenses to 0.05% of      April 29, 2004      December 31, 2005
                                          average daily net assets
        Class C Shares                    Limit Other Expenses to 0.05% of      April 29, 2004      December 31, 2005
                                          average daily net assets
        Class R Shares                    Limit Other Expenses to 0.05% of      April 29, 2004      December 31, 2005
                                          average daily net assets
        Institutional Class Shares        Limit Other Expenses to 0.05% of      April 29, 2004      December 31, 2005
                                          average daily net assets

AIM Moderate Growth Allocation Fund
        Class A Shares                    Limit Other Expenses to 0.12% of      April 29, 2005      December 31, 2006
                                          average daily net assets
        Class B Shares                    Limit Other Expenses to 0.12% of      April 29, 2005      December 31, 2006
                                          average daily net assets
        Class C Shares                    Limit Other Expenses to 0.12% of      April 29, 2005      December 31, 2006
                                          average daily net assets
        Class R Shares                    Limit Other Expenses to 0.12% of      April 29, 2005      December 31, 2006
                                          average daily net assets
        Institutional Class Shares        Limit Other Expenses to 0.12% of      April 29, 2005      December 31, 2006
                                          average daily net assets

AIM Moderately Conservative Allocation
Fund
        Class A Shares                    Limit Other Expenses to 0.14% of      April 29, 2005      December 31, 2006
                                          average daily net assets
        Class B Shares                    Limit Other Expenses to 0.14% of      April 29, 2005      December 31, 2006
                                          average daily net assets
        Class C Shares                    Limit Other Expenses to 0.14% of      April 29, 2005      December 31, 2006
                                          average daily net assets
        Class R Shares                    Limit Other Expenses to 0.14% of      April 29, 2005      December 31, 2006
                                          average daily net assets
        Institutional Class Shares        Limit Other Expenses to 0.14% of      April 29, 2005      December 31, 2006
                                          average daily net assets

Other Expenses are defined as all normal operating expenses of the fund, excluding management fees and 12b-1 expenses. The expense limitation is subject to the exclusions as listed in the Memorandum of Agreement.

                                   EXHIBIT "C"

FUNDS WITH FISCAL YEAR END OF MARCH 31

                           Tax-Free Investments Trust

Fund                                   Expense Limitation    Effective Date    Expiration Date
----                                   ------------------    --------------    ---------------
Tax-Free Cash Reserve Portfolio/1/,/2/
        Cash Management Class                0.22%           June 30, 2005     March 31, 2007
        Corporate Class                      0.22%           June 30, 2005     March 31, 2007
        Institutional Class                  0.22%           June 30, 2005     March 31, 2007
        Personal Investment Class            0.22%           June 30, 2005     March 31, 2007
        Private Investment Class             0.22%           June 30, 2005     March 31, 2007
        Reserve Class                        0.22%           June 30, 2005     March 31, 2007
        Resource Class                       0.22%           June 30, 2005     March 31, 2007

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                          Short-Term Investments Trust

Fund                                   Expense Limitation    Effective Date    Expiration Date
----                                   ------------------    --------------    ---------------
Government & Agency Portfolio/1/
        Cash Management Class               0.12%            June 30, 2005     August 31, 2006
        Corporate Class                     0.12%            June 30, 2005     August 31, 2006
        Institutional Class                 0.12%            June 30, 2005     August 31, 2006
        Personal Investment Class           0.12%            June 30, 2005     August 31, 2006
        Private Investment Class            0.12%            June 30, 2005     August 31, 2006
        Reserve Class                       0.12%            June 30, 2005     August 31, 2006
        Resource Class                      0.12%            June 30, 2005     August 31, 2006
Government TaxAdvantage Portfolio/1/
        Cash Management Class               0.12%            June 30, 2005     August 31, 2006
        Corporate Class                     0.12%            June 30, 2005     August 31, 2006
        Institutional Class                 0.12%            June 30, 2005     August 31, 2006
        Personal Investment Class           0.12%            June 30, 2005     August 31, 2006
        Private Investment Class            0.12%            June 30, 2005     August 31, 2006
        Reserve Class                       0.12%            June 30, 2005     August 31, 2006
        Resource Class                      0.12%            June 30, 2005     August 31, 2006
Liquid Assets Portfolio/1/
        Cash Management Class               0.12%            June 30, 2005     August 31, 2006
        Corporate Class                     0.12%            June 30, 2005     August 31, 2006
        Institutional Class                 0.12%            June 30, 2005     August 31, 2006
        Personal Investment Class           0.12%            June 30, 2005     August 31, 2006
        Private Investment Class            0.12%            June 30, 2005     August 31, 2006
        Reserve Class                       0.12%            June 30, 2005     August 31, 2006
        Resource Class                      0.12%            June 30, 2005     August 31, 2006

/1/ The expense limit shown excludes Rule 12b-1 fee waivers by Fund Management Company.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

Fund                                   Expense Limitation   Effective Date    Expiration Date
----                                   ------------------  ----------------  -----------------
STIC Prime Portfolio/1/                     0.12%            June 30, 2005     August 31, 2006
        Cash Management Class               0.12%            June 30, 2005     August 31, 2006
        Corporate Class                     0.12%            June 30, 2005     August 31, 2006
        Institutional Class                 0.12%            June 30, 2005     August 31, 2006
        Personal Investment Class           0.12%            June 30, 2005     August 31, 2006
        Private Investment Class            0.12%            June 30, 2005     August 31, 2006
        Reserve Class                       0.12%            June 30, 2005     August 31, 2006
        Resource Class

Treasury Portfolio/1/
        Cash Management Class               0.12%           June 30, 2005     August 31, 2006
        Corporate Class                     0.12%           June 30, 2005     August 31, 2006
        Institutional Class                 0.12%           June 30, 2005     August 31, 2006
        Personal Investment Class           0.12%           June 30, 2005     August 31, 2006
        Private Investment Class            0.12%           June 30, 2005     August 31, 2006
        Reserve Class                       0.12%           June 30, 2005     August 31, 2006
        Resource Class                      0.12%           June 30, 2005     August 31, 2006

/1/ The expense limit shown excludes Rule 12b-1 fee waivers by Fund Management Company.

                                   EXHIBIT "D"

                          AIM VARIABLE INSURANCE FUNDS

Fund                                   Expense Limitation     Effective Date    Expiration Date
----                                   ------------------  -------------------- ----------------
AIM V.I. Aggressive Growth Fund
         Series I Shares                     1.30%           January 1, 2005     April 30, 2006

         Series II Shares                    1.45%           January 1, 2005     April 30, 2006

AIM V.I. Balanced Fund
         Series I Shares                     0.91%             July 1, 2005       June 30, 2006

         Series II Shares                    1.16%             July 1, 2005       June 30, 2006

AIM V.I. Basic Value Fund
         Series I Shares                     1.30%           January 1, 2005     April 30, 2006

         Series II Shares                    1.45%           January 1, 2005     April 30, 2006

AIM V.I. Blue Chip Fund
         Series I Shares                     1.01%             July 1, 2005       June 30, 2006

         Series II Shares                    1.26%             July 1, 2005       June 30, 2006

AIM V.I. Capital Appreciation Fund
         Series I Shares                     1.30%           January 1, 2005     April 30, 2006

         Series II Shares                    1.45%           January 1, 2005     April 30, 2006

AIM V.I. Capital Development Fund
         Series I Shares                     1.30%           January 1, 2005     April 30, 2006

         Series II Shares                    1.45%           January 1, 2005     April 30, 2006

AIM V.I. Core Equity Fund
         Series I Shares                     1.30%           January 1, 2005     April 30, 2006

         Series II Shares                    1.45%           January 1, 2005     April 30, 2006

AIM V.I. Core Stock Fund
         Series I Shares                     0.91%             July 1, 2005       June 30, 2006

         Series II Shares                    1.16%             July 1, 2005       June 30, 2006

Fund                                   Expense Limitation     Effective Date    Expiration Date
----                                   ------------------  -------------------- ----------------
AIM V.I. Dent Demographic Trends Fund
         Series I Shares                     1.01%             July 1, 2005       June 30, 2006

         Series II Shares                    1.26%             July 1, 2005       June 30, 2006

AIM V.I. Diversified Income Fund
         Series I Shares                     0.75%             July 1, 2005       June 30, 2006

         Series II Shares                    1.00%             July 1, 2005       June 30, 2006

AIM V.I. Dynamics Fund
         Series I Shares                     1.30%           January 1, 2005     April 30, 2006

         Series II Shares                    1.45%           January 1, 2005     April 30, 2006

AIM V.I. Financial Services Fund
         Series I Shares                     1.30%           January 1, 2005     April 30, 2006

         Series II Shares                    1.45%           January 1, 2005     April 30, 2006

AIM V.I. Government Securities Fund
         Series I Shares                     0.73%             July 1, 2005       June 30, 2006

         Series II Shares                    0.98%             July 1, 2005       June 30, 2006

AIM V.I. Growth Fund
         Series I Shares                     1.30%           January 1, 2005     April 30, 2006

         Series II Shares                    1.45%           January 1, 2005     April 30, 2006

AIM V.I. Health Sciences Fund
         Series I Shares                     1.30%           January 1, 2005     April 30, 2006

         Series II Shares                    1.45%           January 1, 2005     April 30, 2006

AIM V.I. High Yield Fund
         Series I Shares                     0.95%             July 1, 2005       June 30, 2006

         Series II Shares                    1.20%             July 1, 2005       June 30, 2006

Fund                                   Expense Limitation     Effective Date    Expiration Date
----                                   ------------------  -------------------- ----------------
AIM V.I. International Growth Fund
         Series I Shares                     1.30%           January 1, 2005     April 30, 2006

         Series II Shares                    1.45%           January 1, 2005     April 30, 2006

AIM V.I. Large Cap Growth Fund
         Series I Shares                     1.01%             July 1, 2005       June 30, 2006

         Series II Shares                    1.26%             July 1, 2005       June 30, 2006

AIM V.I. Leisure Fund
         Series I Shares                     1.01%             July 1, 2005       June 30, 2006

         Series II Shares                    1.26%             July 1, 2005       June 30, 2006

AIM V.I. Mid Cap Core Equity Fund
         Series I Shares                     1.30%           January 1, 2005     April 30, 2006

         Series II Shares                    1.45%           January 1, 2005     April 30, 2006

AIM V.I. Money Market Fund
         Series I Shares                     1.30%           January 1, 2005     April 30, 2006

         Series II Shares                    1.45%           January 1, 2005     April 30, 2006

AIM V.I. Premier Equity Fund
         Series I Shares                     1.30%           January 1, 2005     April 30, 2006

         Series II Shares                    1.45%           January 1, 2005     April 30, 2006

AIM V.I. Real Estate Fund
         Series I Shares                     1.30%           January 1, 2005     April 30, 2006

         Series II Shares                    1.45%           January 1, 2005     April 30, 2006

AIM V.I. Small Cap Equity Fund
         Series I Shares                     1.15%             July 1, 2005       June 30, 2006

         Series II Shares                    1.40%             July 1, 2005       June 30, 2006

AIM V.I. Small Company Growth Fund
         Series I Shares                     1.20%             July 1, 2005       June 30, 2006

         Series II Shares                    1.45%             July 1, 2005       June 30, 2006

AIM V.I. Technology Fund
         Series I Shares                     1.30%           January 1, 2005     April 30, 2006

         Series II Shares                    1.45%           January 1, 2005     April 30, 2006

Fund                                   Expense Limitation     Effective Date    Expiration Date
----                                   ------------------  -------------------- ----------------
AIM V.I. Total Return Fund
         Series I Shares                     0.91%             July 1, 2005       June 30, 2006

         Series II Shares                    1.16%             July 1, 2005       June 30, 2006

AIM V.I. Utilities Fund
         Series I Shares                     0.93%          September 23, 2005   April 30, 2007

         Series II Shares                    1.18%          September 23, 2005   April 30, 2007